UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012

CNL Healthcare Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-168129	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2012, the Board of Directors of CNL Healthcare Trust, Inc. (the “Company”) appointed Ixchell C. Duarte as Chief Accounting Officer effective the same day. The Board of Directors of CNL Lifestyle Properties, Inc. appointed Ms. Duarte its Chief Accounting Officer on March 14, 2012 as well. As Chief Accounting Officer, Ms. Duarte is responsible for establishing the Company’s accounting and reporting policies and ensuring compliance with U.S. Securities and Exchange Commission (“SEC”) accounting and reporting standards.

Ms. Duarte joined the Company after spending five years as Controller at GE Capital - Franchise Finance. Prior to joining GE Capital, Ms. Duarte served as Senior Vice President and Chief Accounting Officer of Trustreet Properties, Inc., a publicly traded REIT and its predecessors, from 2002 through February 2007. Ms. Duarte also served as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of CNL Restaurant Investments, Inc. from 2000 through 2002 and as a Director of Accounting and then as Vice President and Controller of CNL Fund Advisors Inc. and other CNL Financial Group, Inc. (“CNL”) affiliates from 1995 through 2000. Prior to joining CNL, from 1990 through 1995, Ms. Duarte served as an audit senior and then as audit manager in the Orlando, Florida office of PricewaterhouseCoopers, LLP, where she serviced several CNL entities. From 1988 through 1990, Ms. Duarte served as audit staff in the New York office of KPMG. Ms. Duarte received a Bachelor of Science in accounting from the Wharton School of the University of Pennsylvania in 1988 and is a Certified Public Accountant.

As in the case of all of the Company’s other executive officers, Ms. Duarte will receive no salary, bonus or other compensation from the Company and will be compensated in part by CNL Healthcare Corp., the Company’s advisor (the “Advisor”). Ms. Duarte will enter into an indemnification agreement with the Company on substantially the same terms as agreements previously entered into between the Company and its other executive officers, a representative copy of which is included as Exhibit 10.6 to the Company’s Registration Statement on Form S-11 dated July 15, 2010 filed with the SEC.

For additional information concerning the relationships among the Company, the Advisor, CNL, CNL Lifestyle Properties, Inc. and officers and directors of the various entities and the risks which arise from those relationships, please refer to the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (including the sections captioned “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), and the Company’s Post-Effective Amendment to its Registration Statement dated March 13, 2012 filed with the SEC (including the sections captioned “Risk Factors,” “The Advisor and the Advisory Agreement” and “Conflicts of Interest”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2012	CNL HEALTHCARE TRUST, INC.

/s/ Joseph T. Johnson
	Name:	Joseph T. Johnson
	Title:	Senior Vice President and
Chief Financial Officer